SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 17, 2002

FEDERATED DEPARTMENT STORES, INC.

7 West Seventh Street, Cincinnati, Ohio 45202 (513) 579-7000

-and-

151 West 34th Street, New York, New York 10001 (212) 494-1602

Delaware			1-13536	13-3324058
(State of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

Item 9.	Regulation FD Disclosure

     On September 17, 2002, pursuant to Securities and Exchange Commission Order No. 4-460, each of James M. Zimmerman, Chief Executive Officer, and Karen M. Hoguet, Chief Financial Officer, of Federated Department Stores, Inc. (the "Company") stated and attested as follows:

	(1)	To the best of my knowledge, based upon a review of the covered reports of Federated Department Stores, Inc. (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

-

no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

-

no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

	(2)	I have reviewed the contents of this statement with the Company's audit committee.

	(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

		-	The Company's Annual Report on Form 10-K for the year ended February 2, 2002, filed with the Securities and Exchange Commission (the "Commission") on April 17, 2002;

		-	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

		-	any amendments to any of the foregoing.

     On September 17, 2002, in connection with the filing of the Form 10-Q of the Company for the quarterly period ended August 3, 2002 (the "Report"), each of James M. Zimmerman, Chief Executive Officer, and Karen M. Hoguet, Chief Financial Officer, of the Company certified, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

	(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

     In addition, the Report contained the following certifications of each of James M. Zimmerman, Chief Executive Officer, and Karen M. Hoguet, Chief Financial Officer, of the Company pursuant to Rule 13a-14 under the Securities Exchange Act of 1934 and the requirements of Form 10-Q:

	(1)	I have reviewed this quarterly report on Form 10-Q of Federated Department Stores, Inc.;

(2)

Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

(3)

Based my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows the registrant as of, and for, the periods presented in this quarterly report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED DEPARTMENT STORES, INC.

Dated: September 17, 2002				By: /s/ Dennis J. Broderick
Name: Dennis J. Broderick
Title: Senior Vice President, General Counsel and Secretary